                                                                    Exhibit 99.1

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of MicroIslet, Inc. (the "Company"), that, to his or knowledge, the Annual Report of the Company on Form 10-KSB for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: March 28, 2003

/s/ JOHN F. STEEL IV
------------------------
John F. Steel IV,
Chief Executive Officer and Chairman (Principal Executive Officer)


Dated: March 28, 2003

/s/ WILLIAM KACHIOFF
------------------------
William Kachioff,
Vice President, Finance and Chief Financial Officer (Principal Financial
Officer)